Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Prosper Marketplace, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2010	/s/Christian A. Larsen
Christian A. Larsen
Chief Executive Officer (principal executive officer)

/s/Kirk T. Inglis
Kirk T. Inglis
Chief Financial Officer and Chief Operating Officer (principal financial and accounting officer)